SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):          April 11, 2001
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
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        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure

Merrill Lynch & Co., Inc. plans to announce first-quarter 2001 operating results on Wednesday, April 18, 2001. Merrill Lynch's chief financial officer, Thomas H. Patrick, plans to host a conference call that day at 10 am (EDT) to review the results with the investment community. A live audio webcast will be available at www.ir.ml.com for those wishing to listen to the call. A replay will be made available shortly thereafter at the same web address.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH & CO., INC.
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                                                         (Registrant)




                                               By: /s/ Andrea L. Dulberg
                                                  ----------------------------
                                                       Andrea L. Dulberg
                                                       Corporate Secretary



Date:    April 11, 2001